UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 28, 2007

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32496	77-0635673
(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3200
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

Bonus Payments to Named Executive Officers

On June 28, 2007, the Board of Directors (the “Board”) of Cano Petroleum, Inc. (“Cano”) awarded the following bonuses to the following named executive officers:

•                  S. Jeffrey Johnson, Chairman and Chief Executive Officer — $250,000;

•                  Morris B. “Sam” Smith, Senior Vice President and

Chief Financial Officer — $150,000;

•                  Patrick M. McKinney, Senior Vice President – Engineering

and Operations — $125,000; and

•                  Michael J. Ricketts, Vice President and Principal Accounting Officer — $58,000.

Amendments to Employment Agreements

On June 28, 2007, the Board of Cano authorized amendments to the Employment Agreements of Morris B. “Sam” Smith, Senior Vice President and Chief Financial Officer, Patrick M. McKinney, Senior Vice President – Engineering and Operations and Michael J. Ricketts, Vice President and Principal Accounting Officer (the “Amendments”).  The Amendments increase Smith’s annual base salary to $300,000, McKinney’s annual base salary to $250,000 and Ricketts’ annual base salary to $187,000.  The Amendments also extend the term of the Employment Agreements by one year such that Smith’s and McKinney’s Employment Agreements were extended to May 31, 2010 and Ricketts’ Employment Agreement was extended to June 30, 2010.  Attached hereto as Exhibits 10.1 – 10.3 and incorporated herein are the amendments to Employment Agreement of Smith, McKinney and Ricketts.

Item 9.01.              Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                           First Amendment to Employment Agreement of Morris B. Smith dated June 29, 2007.

10.2                           Second Amendment to Employment Agreement of Patrick McKinney dated June 29, 2007.

10.3                           First Amendment to Employment Agreement of Michael J. Ricketts dated June 29, 2007.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.
Date: July 3, 2007

	By:	/s/ Morris B. Smith
Morris B. Smith
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Employment Agreement of Morris B. Smith dated June 29, 2007.

10.2	Second Amendment to Employment Agreement of Patrick McKinney dated June 29, 2007.

10.3	First Amendment to Employment Agreement of Michael J. Ricketts dated June 29, 2007.